Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission
     Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12

                              WEGENER CORPORATION
               (Name of Registrant as Specified in Its Charter)

   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies:

     (2) Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4) Proposed maximum aggregate value of transaction:

     (5) Total fee paid:

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    )  Amount Previously Paid:

    )  Form, Schedule or Registration Statement No.:

    )  Filing Party:

    )  Date Filed:

                              WEGENER CORPORATION

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                     TO BE HELD TUESDAY, JANUARY 25, 2000

To the Stockholders:

     The Annual Meeting of Stockholders of WEGENER CORPORATION, a Delaware corporation, will be held at its home office at 11350 Technology Circle, Duluth, Georgia 30097, on Tuesday, January 25, 2000 at 7:00 p.m., Eastern Standard Time, for the following purposes:

     (a) To elect two Class II directors to hold office until the 2003 Annual Meeting of Stockholders or until their successors shall have been elected and qualified;

     (b) To consider ratification of the appointment of BDO Seidman, LLP as auditors for fiscal year 2000; and

     (c) To transact such other business as may properly come before the meeting or any adjournment thereof.

     The Board of Directors has fixed December 3, 1999 as the record date for the determination of stockholders entitled to vote at the Annual Meeting of Stockholders. Only stockholders of record at the close of business on that date will be entitled to notice of and to vote at the meeting. The stock transfer records of Wegener Corporation will not be closed.

     A proxy statement and a proxy solicited by the Board of Directors, together with a copy of the 1999 Annual Report to Stockholders are enclosed herewith. Stockholders are cordially invited to attend the Annual Meeting. Whether or not you expect to attend the meeting in person, you are requested to sign and date the enclosed proxy and return it as promptly as possible in the accompanying envelope. If you attend the meeting, you may, if you wish, withdraw your proxy and vote in person.

                              By Order of the Board of Directors


                              J. Elaine Miller
                              Secretary
Duluth, Georgia
December 10, 1999

                    PLEASE PROMPTLY COMPLETE AND RETURN THE
                    ENCLOSED PROXY IN THE ENVELOPE PROVIDED.

                              WEGENER CORPORATION
                            11350 Technology Circle
                             Duluth, Georgia 30097



                                PROXY STATEMENT
                    For the Annual Meeting of Stockholders
                            of Wegener Corporation

                        To Be Held on January 25, 2000


     This Proxy Statement is furnished in connection with the solicitation of proxies to be voted at the Annual Meeting of Stockholders of Wegener Corporation (the "Company") to be held on Tuesday, January 25, 2000. This Proxy Statement is first being mailed to stockholders on or about December 10, 1999.

     The enclosed proxy is solicited by the Board of Directors of the Company and will be voted at the Annual Meeting and any adjournment of the meeting. The proxy may be revoked at any time before it is exercised by delivering a written revocation to the Secretary of the Company or by voting at the meeting in person or by delivering to the Secretary of the Company a new proxy properly executed and bearing a later date. The items enumerated herein constitute the only business which the Board of Directors intends to present or knows will be presented at the meeting. However, the proxy confers discretionary authority upon the persons named therein, or their substitutes, with respect to any other business which may properly come before the meeting. Abstentions and broker non-votes will not be counted as votes either in favor of or against the matter with respect to which the abstention or broker non-vote relates; however, with respect to any matter other than the election of directors, an abstention or broker non-vote would have the effect of a vote against the proposal in question.

     The record date for the determination of stockholders entitled to vote at the Annual Meeting has been set at December 3, 1999. As of November 30, 1999, the Company had outstanding 11,771,016 shares of common stock, $.01 par value. Each share is entitled to one vote. A majority of the shares of common stock outstanding must be present, in person or by proxy, to constitute a quorum.


                         SECURITY OWNERSHIP OF CERTAIN
                       BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information as of November 30, 1999 with respect to ownership of the outstanding common stock of the Company by (i) all persons known to the Company to own beneficially more than five percent (5%) of the outstanding common stock of the Company, including their address, (ii) each director and executive officer of the Company and (iii) all directors and executive officers of the Company as a group:

                                                                                Amount
                                                                                 and
                                                                              Nature of                         Percent
                                                  Director                    Beneficial                           of
       Name                                         Since                    Ownership/(1)/                      Class
-----------------                              ---------------          ----------------------              ---------------
Robert A. Placek                                          1987                    1,851,281/(2)/                       15.3%

James H. Morgan, Jr.                                      1987                       88,000/(3)/                          *

C. Troy Woodbury, Jr.                                     1989                       92,047/(4)/                          *

Joe K. Parks                                              1992                       18,000/(5)/                          *

Thomas G. Elliot                                          1998                       12,000/(6)/                          *

Keith N. Smith                                            1999                       37,500/(7)/                          *

James T. Traicoff                                          N/A                       36,327/(8)/                          *

All executive officers and directors as a
group (7 persons)                                                                 2,135,155/(9)/                       17.6%

-------------------------
*Less than 1%

/(1)/ Includes stock options currently exercisable or exercisable within 60 days of the record date.

/(2)/ Includes 11,211 shares held in a 401(k) plan and stock options to purchase
      153,000 shares. Mr. Placek's business address is 11350 Technology Circle, Duluth, Georgia 30097.

/(3)/ Includes stock options to purchase 20,000 shares.

/(4)/ Includes 5,547 shares held in a 401(k) plan and 86,500 shares subject to stock options.

/(5)/ Includes stock options to purchase 14,000 shares.

/(6)/ Includes stock options to purchase 12,000 shares.

/(7)/ Represents shares subject to stock options.

/(8)/ Includes 10,077 shares held in a 401(k) plan and 18,250 shares subject to stock options.

/(9)/ Includes 26,835 shares held in a 401(k) plan and 331,250 shares subject to stock options.

                                AGENDA ITEM ONE
                             ELECTION OF DIRECTORS

     The Company's Board of Directors presently consists of six directors, elected to staggered three-year terms.

     On March 17, 1999, the Board of Directors voted to increase the size of the Board by one position and elected Keith N. Smith, President of Wegener Communications, Inc., as a Class II director. The terms of Robert A. Placek and Keith N. Smith will expire at the upcoming Annual Meeting of Stockholders. The Board of Directors has nominated Messrs. Placek and Smith for re-election as Class II directors of the Company to serve for a term of three years, expiring in January 2003. Unless otherwise directed, the proxies will be voted at the meeting for the election of the foregoing nominees or, in the event of any unforeseen contingency, for different persons as substitutes. THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE ELECTION OF THE FOREGOING NOMINEES.

     Robert A. Placek, age 61, Class II director, has served as a director of the Company since August 1987, as Chairman of the Board of Directors since May 1994 and as President and Chief Executive Officer since August 1987. Mr. Placek served as President of Wegener Communications, Inc. ("WCI"), a subsidiary of the Company, from 1979 to June 1998, and has served as Chairman of the Board and Chief Executive Officer and as a director of WCI since 1979.

     Keith N. Smith, age 41, Class II director, has served as a director of the Company since March 1999 and as President of WCI since June 1998. Mr. Smith served as Vice President, Business Development of WCI from March 1997 to June 1998. Mr. Smith was a co-founder and Vice President/General Manager of Microspace Communications Corporation from April 1989 through May 1995. From June 1995 through February 1997, Mr. Smith and his spouse pursued a sailing sabbatical.

     The directors whose terms do not expire with the upcoming Annual Meeting are as follows:

     C. Troy Woodbury, Jr., age 52, Class I director, has served as Treasurer and Chief Financial Officer of the Company since June 1988, and as a director of the Company since December 1989. He also has served as Treasurer of WCI since September 1992, as Executive Vice President of WCI from July 1995 to June 1998 and as Chief Operating Officer of WCI from September 1992 to June 1998. Prior to joining the Company in 1988, Mr. Woodbury served as Group Controller for Scientific-Atlanta, Inc. from March 1975 to June 1988. His term of office expires in 2002.

     Joe K. Parks, age 64, retired, Class I director, served as Laboratory Director, Threat Systems Development Laboratory of the Georgia Tech Research Institute, a department of the Georgia Institute of Technology, from 1980 to July 1996. The principal business of the Threat Systems Development Laboratory is to design and manufacture radar systems which simulate enemy threats. Mr. Parks has served as a director of the Company since May 1992. His term of office expires in 2002.

     Thomas G. Elliot, age 57, Class III director, has served as a director of the Company since September 1998 and as Senior Vice President, Technical Projects, at CableLabs (Cable Television Laboratories, Inc.), a research and development consortium of cable television system operators representing most of the cable subscribers in North America, since July 1997. From 1993 to July 1997, Mr. Elliot served as a Senior Vice President of Telecommunications, Inc. His term of office expires in 2001.

     James H. Morgan, Jr., age 59, Class III director, was an attorney and shareholder of O'Callaghan, Saunders & Stumm, P.A., Atlanta, Georgia, from 1985 to October 1990, at which time he joined the firm of Smith, Gambrell & Russell, LLP, Atlanta, Georgia, as a partner. Smith, Gambrell & Russell, LLP currently acts as general counsel to the Company and receives fees for services rendered. Mr. Morgan has served as a director of the Company since 1987. His term of office expires in 2001.

Committees of the Board of Directors

     The Board of Directors has standing Audit, Executive and Compensation, and Incentive Plan Committees. The Audit Committee is composed of Messrs. Placek, Parks and Morgan and held four meetings during the fiscal year ended September 3, 1999. The function of the Audit Committee is to consult with the auditors regarding the plan of audit, the results of the audit and audit controls, and the adequacy of internal accounting controls. The Audit Committee considers the scope, approach, effectiveness and recommendations of the audit performed by the independent accountants; determines and prescribes limits upon the types of non-audit professional services that may be provided by the independent accountants without adverse effect on the independence of such accountants; recommends the appointment of independent accountants; and considers significant accounting methods adopted or proposed to be adopted.

     The Executive and Compensation Committee is composed of Messrs. Placek and Morgan and held one meeting by unanimous written consent during the fiscal year ended September 3, 1999. The function of the Executive and Compensation Committee is to recommend to the full Board compensation arrangements for the Company's senior management and the adoption of any benefit plans in which officers and directors are eligible to participate.

     The Incentive Plan Committee is composed of Messrs. Morgan and Parks and acted two times by unanimous written consent during the fiscal year ended September 3, 1999. The Incentive Plan Committee is responsible for recommending the key employees who will receive awards under the 1988 Incentive Plan, the 1989 Directors' Incentive Plan and the 1998 Incentive Plan, the award amount or number of shares of stock to be granted, and the terms and conditions of each award.

     The Board of Directors does not have a standing nominating committee.

Meetings of the Board of Directors

     The Board of Directors of the Company held two meetings and acted four times by unanimous written consent during the fiscal year ended September 3, 1999. During fiscal 1999, each director attended all meetings of the Board of Directors and Committee(s) on which he served.

Compliance With Section 16(a) of the Securities Exchange Act of 1934

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors, certain officers and persons who own more than 10% of the outstanding common stock of the Company to file with the Securities and Exchange Commission reports of changes in ownership of the common stock of the Company held by such persons. Officers, directors and greater than 10% stockholders are also required to furnish the Company with copies of all forms they file under this regulation. To the Company's knowledge, based solely on a review of copies of such reports furnished to the Company and representations that no other reports were required, during fiscal 1999, all Section 16(a) filing requirements applicable to its officers and directors were complied with, except as follows:
Messrs. Woodbury, Smith,

Parks, Elliot and Morgan filed one report on Form 5 late reporting certain stock option grants; also, James T. Traicoff, Controller of the Company, filed one report on Form 5 late reporting a stock option grant.

                            EXECUTIVE COMPENSATION

     The following table provides certain summary information concerning compensation paid or accrued by the Company to or on behalf of the Company's Chief Executive Officer and each other executive officer of the Company or WCI whose total annual salary and bonus exceeded $100,000 (the "Named Executive Officers") for the fiscal years ended September 3, 1999, August 28, 1998 and August 29, 1997.


                          SUMMARY COMPENSATION TABLE

                                                                                          Long Term
                                                     Annual Compensation                 Compensation
                                                                                -----------------------------
                                                                                            Awards
--------------------------------------------------------------------------------------------------------------------------
              Name                                                    Other        Restricted                       All
               and                                                   Annual           Stock       Options/         Other
            Principal               Fiscal     Salary    Bonus    Compensation      Award(s)        SARs        Compensation
            Position                 Year       ($)       ($)          ($)             ($)           (#)           ($)(a)
--------------------------------------------------------------------------------------------------------------------------
Robert A. Placek                        1999  179,078      -0-            -0-            -0-          -0-           22,924
   Chairman of the Board,               1998  178,209   10,331            -0-            -0-          -0-           20,541
   President and Chief                  1997  174,062      -0-            -0-            -0-     153,000/(b)/       19,420
   Executive Officer; Director

C. Troy Woodbury, Jr.                   1999  131,424      -0-            -0-            -0-      30,000/(c)/        4,800
   Treasurer and Chief                  1998  130,786    7,582            -0-            -0-      40,000             4,000
   Financial Officer;                   1997  127,796      -0-        62,875/(d)/        -0-      40,000/(b)/        2,400
   Director

Keith N. Smith/(e)/                     1999  140,000      -0-            -0-            -0-      25,000                -0-
   President of WCI                     1998  108,333   25,000            -0-            -0-      45,000                -0-
                                        1997   54,167   12,500            -0-            -0-      30,000                -0-

     _______________________

       (a) Represents amounts contributed by the Company pursuant to the Company's 401(k) plan and life insurance premiums paid by the Company, as follows:

                                                         Insurance
                  Name             Fiscal Year            Premiums       401(k) Contributions
                  ----             -----------           ---------       --------------------
       Robert A. Placek                1999              $  17,055            $  5,869
                                       1998                 17,055               3,486
                                       1997                 17,055               2,365

       C. Troy Woodbury, Jr.           1999                    -0-               4,800
                                       1998                    -0-               4,000
                                       1997                    -0-               2,400

       Keith N. Smith                  1999                    -0-                 -0-
                                       1998                    -0-                 -0-
                                       1997                    -0-                 -0-

       ____________________________

       (b) Represents options which were regranted in fiscal 1997 in consideration of the surrender and cancellation of previously granted options to purchase the same number of shares. See "Report on Repricing of Options."

       (c) Of this amount, 20,000 shares represent options which were regranted in fiscal 1999 in consideration of the surrender and cancellation of previously granted options to purchase the same number of shares. See "Report on Repricing of Options."

       (d) Represents a tax reimbursement of $57,925 due to the exercise of options under the 1989 Directors' Incentive Plan. The amount shown for fiscal 1997 relates to the exercise of stock options in fiscal 1996. The remaining balance of $4,950 represents automobile expenses paid by the Company.

       (e)  Mr. Smith joined the Company during fiscal 1997.

Stock Option Plan

          The following table provides certain information regarding options which were granted to the Named Executive Officers during the fiscal year ended September 3, 1999 pursuant to the Company's Incentive Plans:

               Option Grants in Last Fiscal Year
                                                                                   Potential Realizable
                                                                                     Value at Assumed
                                                                                   Annual Rates of Stock
                                                                                    Price Appreciation
                                         Individual Grants                          for Option Term/(1)/
-------------------------------------------------------------------------------------------------------------------

                                 Number of       % Total
                                Securities       Options
                                Underlying     Granted to    Exercise
                                 Options      Employees in     Price    Expiration
         Name                    Granted       Fiscal Year   Per Share     Date           5%           10%
       -----------             ----------     ------------   ---------  ----------    -------      ------------
      Robert A. Placek                  0                0%  $      --          --      $   --      $         --

      C. Troy Woodbury, Jr.        20,000/(2)/         6.2%    1.40625     1/28/08       45,813           72,949
                                   10,000/(3)/         3.1%      1.469     4/20/09       23,928           38,102

      Keith N. Smith               25,000/(3)/         7.7%      1.469     4/20/09       59,821           95,255

____________________________________

               /(1)/ The dollar amounts under these columns represent the potential realizable value of each option assuming that the market price of the Common Stock appreciates in value from the date of grant at the 5% and 10% annual rates prescribed by regulation and therefore are not intended to forecast possible future appreciation, if any, of the price of the Common Stock.

               /(2)/ These options were granted in consideration of the cancellation of previously granted options for an equal number of shares, are immediately exercisable and have a tax reimbursement feature. See "Report on Repricing of Options."

               /(3)/ These options vest in full one year from the date of grant and have a tax reimbursement feature.

                  The following table provides certain information concerning each exercise of stock options under the Company's Incentive Plans during the fiscal year ended September 3, 1999, by the Named Executive Officers and the fiscal year end value of unexercised options held by such persons:

                Aggregated Option Exercises in Last Fiscal Year
                       and Fiscal Year End Option Values

                                                     Number of
                                                     Securities            Value of
                                                     Underlying           Unexercised
                                                     Unexercised          In-the-Money
                                                  Options at Fiscal     Options at Fiscal
                         Shares                       Year End              Year End
                        Acquired       Value         Exercisable/        Exercisable/
         Name          on Exercise    Realized      Unexercisable       Unexercisable/(1)/
         ----          -----------    --------      -------------       ------------------
Robert A. Placek            0            $0             153,000/0         $      47,813/$0

C. Troy Woodbury, Jr.       0             0          81,500/25,000        $  34,437/$7,498

Keith N. Smith              0             0          26,250/73,750        $  8,203/$22,259

________________

/(1)/ The market value of the Company's common stock on September 3, 1999 was $1.75 per share. The actual value, if any, an executive may realize will depend upon the amount by which the market price of the Company's common stock exceeds the exercise price when the options are exercised.

Report on Repricing of Options

        On September 16, 1998, the Company granted to certain executive officers and other employees of the Company, options to purchase an aggregate of 125,000 shares of common stock of the Company. In connection therewith, these officers and employees forfeited previously granted options to purchase an aggregate of 125,000 shares of common stock. The following table provides certain information concerning all such repricing of options held by any executive officer of the Company during the past ten fiscal years:

                        Ten-Year Option/SAR Repricings

                                                                                                                Length of
                                              Number of                                                       Original Option
                                              Securities      Market Price        Exercise                         Term
                                              Underlying        of Stock          Price at                     Remaining at
                                               Options         at Time of         Time of           New           Date of
                                Date of       Repriced or     Repricing or      Repricing or      Exercise     Repricing or
            Name               Repricing       Amended         Amendment         Amendment          Price         Amendment
            ----               ---------      -----------     ------------      ------------      --------    ---------------
Robert A. Placek                5/02/97         153,000        $  1.4375            $ 3.00        $ 1.4375           7.76
 Chairman of the
 Board and President

C. Troy Woodbury,               9/16/98          20,000          1.40625              2.00         1.40625           9.87
  Jr., Treasurer and            5/02/97          20,000           1.4375              1.50          1.4375           7.47
 Chief Financial                5/02/97          20,000           1.4375              7.00          1.4375           8.18
  Officer                       1/22/91           5,000           0.4375             3.625          0.4375           7.39
                                1/22/91           5,000           0.4375             3.375          0.4375           8.02

James T. Traicoff               9/16/98           5,000          1.40625              2.00         1.40625           4.87
  Controller                    5/02/97           4,500           1.4375              1.50          1.4375           2.46

E. Kennette Hatcher             1/22/91           5,000           0.4375              4.00          0.4375           0.62
  Vice President                1/22/91          10,000           0.4375              2.75          0.4375           1.86

  See "Report of the Board of Directors on Executive Compensation" for an explanation of the cancellation and regrant of options to officers and employees.

  Compensation of Directors

     The compensation currently payable to each non-employee director of the Company is $300 per meeting attended. However, Mr. Morgan presently does not receive director's fees. The law firm of which Mr. Morgan is a partner receives legal fees for services rendered to the Company. Pursuant to the 1998 Incentive Plan, each non-employee director receives an option to purchase 2,000 shares of common stock on the last day of December of each year at an exercise price equal to the fair market value on such date. These options are exercisable for ten years and have a tax reimbursement feature. During fiscal 1999, Messrs. Morgan, Elliot and Parks each were granted an option to purchase 2,000 shares at an exercise price of $1.781.

  Compensation Committee Interlocks and Insider Participation in Compensation Decisions

     The law firm of Smith, Gambrell & Russell, LLP, of which James H. Morgan, Jr. is a partner, received legal fees from the Company for services rendered during fiscal 1999. Mr. Morgan is a director of the Company and served as a member of the Executive and Compensation Committee during fiscal 1999. The Executive and Compensation Committee is comprised of Mr. Morgan and Robert A. Placek, Chairman of the Board, President and Chief Executive Officer of the Company. This Committee acted one time by unanimous written consent during fiscal 1999. See "Report of Board of Directors on Executive Compensation."

     The Company believes that the above described transactions are on terms no less favorable to the Company than could be obtained from non-affiliated parties.

                CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

   See "Compensation Committee Interlocks and Insider Participation in Compensation Decisions" which describes certain business relationships between the Company and certain of its directors.

   Notwithstanding anything to the contrary set forth in any of the Company's previous filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate future filings, including this proxy statement, in whole or in part, the following Report of the Board of Directors on Executive Compensation and the Stockholder Return Performance Graph shall not be incorporated by reference into any such filings.


                       REPORT OF THE BOARD OF DIRECTORS
                           ON EXECUTIVE COMPENSATION

   The Company has an Executive and Compensation Committee comprised of the Chief Executive Officer and one non-employee director of the Company. However, this report is being made by the full Board of Directors, which authorized and approved all components of executive compensation.

   From September 1991 to May 1995, there were no increases in base salary to the President and Chief Executive Officer, the Chairman of the Board or the Chief Financial Officer of the Company. In June 1995, the Chief Executive Officer and the Chief Financial Officer received a 22% and 32.8% base salary increase, respectively; in July 1996, the Chief Executive Officer and the Chief Financial Officer received a 4.5% and 5.0% base salary increase, respectively; and in November 1997, the Chief Executive Officer and Chief Financial Officer each received a 3% cost of living increase. Bonuses were paid to the Named Executive Officers as well as to all other employees during fiscal 1998. No increases in compensation were made to any executive officer during fiscal 1999, except to James T. Traicoff, Controller of the Company. See "Executive Compensation." The Executive and Compensation Committee and the full Board of Directors review the performance of the Chief Executive Officer as well as the other executive officers of the Company, and the full Board of Directors has historically authorized and approved increases in salary or other cash compensation awards. The performance of the Chief Executive Officer and the other executive officers of the Company is reviewed in light of the performance of the Company and the Company's working capital position and prospects. The Board of Directors does not assign relative weights to the factors considered by the Board in setting compensation, but rather considers all factors as a whole. In determining compensation levels, the Board of Directors has not set specific performance targets for officers to attain in order to earn any specific component of compensation.

   The Executive and Compensation Committee and the Board of Directors also consider other companies in the telecommunications industry and review, to the extent such information is available, the compensation paid to the Chief Executive Officers and other executive officers of those companies. As a result of such review, the Board of Directors has concluded that the compensation levels of the Company's Chief Executive Officer and other executive officers are in the lower range of compensation paid by comparably situated companies. The Board of Directors considered the competitiveness of the entire compensation package to its officers and not only certain items of compensation.

   At the present time, the Company has the 1998 Incentive Plan for the purpose of awarding options and other compensation to its directors, executive officers and other key employees. In September 1998, the Incentive Plan Committee approved the grant of certain replacement stock options in consideration of the cancellation of previously granted options ("Replacement Options"), due to the fact that the previously granted options were at exercise prices higher than the Company's then current market price. The

Committee determined to grant the Replacement Options to officers and employees in order to provide an opportunity to the recipients of the options to realize a future compensation benefit from the grant of such options. The Replacement Options carry the original expiration dates related to the previously granted options. See "Executive Compensation."

   The Company's future compensation policies will be developed in light of the Company's profitability and with the goal of rewarding members of management for their contributions to the Company's success.

                Robert A. Placek                   Joe K. Parks
                C. Troy Woodbury, Jr.              Thomas G. Elliot
                James H. Morgan, Jr.               Keith N. Smith

                     STOCKHOLDER RETURN PERFORMANCE GRAPH

     Set forth below is a line graph comparing the yearly percentage change in the cumulative total stockholder return on the Company's common stock against the cumulative total return of the Nasdaq Stock Market (U.S. Companies) and the Index for the Nasdaq Telecommunications Stocks for the period of five fiscal years commencing September 3, 1994 and ending September 3, 1999. The graph assumes that the value of the investment in the Company's common stock and each index was $100 on September 3, 1994.


                 COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN
                      AMONG WEGENER COMMUNICATIONS, INC.,
                     THE NASDAQ STOCK MARKET (U.S.) INDEX
                    AND THE NASDAQ TELECOMMUNICATIONS INDEX


                             [GRAPH APPEARS HERE]



                                         Cumulative Total Return
                                  ------------------------------------------------------
                                  9/2/94   9/1/95   8/30/96   8/29/97   8/28/98   9/3/99

WEGENER CORPORATION               $  100  $   662   $   369   $   112   $   100   $  108

NASDAQ STOCK MARKET (U.S.)           100      136       153       214       221      389

NASDAQ TELECOMMUNICATIONS STOCKS     100      120       121       149       215      385

                                AGENDA ITEM TWO
                            APPOINTMENT OF AUDITORS

     The firm of BDO Seidman, LLP, independent certified public accountants, audited the financial statements of the Company for the fiscal year ended September 3, 1999. The Board of Directors has selected this same firm to audit the accounts and records of the Company for the current fiscal year and proposes that the stockholders ratify this selection at the Annual Meeting. Neither such firm nor any of its members or associates has or has had during the past year any financial interest in the Company, direct or indirect, or any relationship with the Company other than in connection with their duties as auditors and income tax preparers.

     Stockholder ratification of this appointment is not required. Management has submitted this matter to the stockholders because it believes the stockholders' views on the matter should be considered, and if the proposal is not approved, management may reconsider the appointment. Representatives of BDO Seidman, LLP are expected to be present at the Annual Meeting to respond to stockholders' questions and will have an opportunity to make any statements they consider appropriate.


             ANNUAL REPORT TO STOCKHOLDERS AND REPORT ON FORM 10-K

     Additional information concerning the Company, including financial statements of the Company, is provided in the Company's 1999 Annual Report to Stockholders that accompanies this proxy statement. The Company's Annual Report on Form 10-K for the year ended September 3, 1999, as filed with the Securities and Exchange Commission, is available to stockholders who make a written request therefor to Mr. James T. Traicoff, Controller, at the offices of the Company, 11350 Technology Circle, Duluth, Georgia 30097. Copies of exhibits filed with that report or referenced therein will be furnished to stockholders of record upon request and payment of the Company's expenses in furnishing such documents.


                STOCKHOLDERS' PROPOSALS FOR 2001 ANNUAL MEETING

     Stockholders may submit proposals appropriate for stockholder action at the Company's Annual Meeting consistent with the regulations of the Securities and Exchange Commission. Proposals by stockholders intended to be presented at the 2001 Annual Meeting must be received by the Company no later than August 9, 2000 in order to be included in the Company's proxy materials for that meeting. Such proposals should be directed to Wegener Corporation, Attention: Corporate Secretary, 11350 Technology Circle, Duluth, Georgia 30097. In connection with the Company's Annual Meeting of Stockholders to be held in 2001, if the Company does not receive notice of a matter or proposal to be considered by October 23, 2000, then the persons appointed by the Board of Directors to act as the proxies for such Annual Meeting (named in the form of proxy) will be allowed to use their discretionary voting authority with respect to any such matter or proposal at the Annual Meeting, if such matter or proposal is raised at that Annual Meeting. Any such proposals must comply in all respects with the rules and regulations of the Securities and Exchange Commission.

                                    GENERAL

     The cost of this proxy solicitation will be paid by the Company. Solicitations will be made by mail but in some cases may also be made by telephone or personal call of officers, directors or regular employees of the Company who will not be specially compensated for such solicitation. The Company will also pay the cost of supplying necessary additional copies of the solicitation material and the Company's Annual Report to Stockholders for beneficial owners of shares held of record by brokers, dealers, banks and voting trustees and their nominees, and upon request, the Company will pay the reasonable expenses of record holders for mailing such materials to the beneficial owners.

     Management knows of no other matters to be acted upon at the meeting. However, if any other matter is lawfully brought before the meeting, the shares covered by your proxy will be voted thereon in accordance with the best judgment of the persons acting under such proxy.

     In order that your shares may be represented if you do not plan to attend the meeting, and in order to assure a required quorum, please sign, date and return your proxy promptly. In the event you are able to attend, we will, if you request, cancel the proxy.

                                       By Order of the Board of Directors,



                                       J. Elaine Miller
                                       Secretary
December 10, 1999

--------------------------------------------------------------------------------
                              WEGENER CORPORATION

  This Proxy is solicited on behalf of the Board of Directors for use at the 2000 Annual Meeting of Stockholders to be held on January 25, 2000 at 7:00 p.m., Eastern Standard Time.

  The undersigned hereby appoints Robert A. Placek and C. Troy Woodbury, Jr. and each of them, attorneys and proxies with full power to each of substitution, to vote in the name of and as proxy for the undersigned at the Annual Meeting of Stockholders of Wegener Corporation (the "Company") to be held on Tuesday, January 25, 2000 at 7:00 p.m., local time, at the offices of the Company, 11350 Technology Circle, Duluth, Georgia 30097, and at any adjournment thereof, according to the number of votes that the undersigned would be entitled to cast if personally present, on the following matters:

(1) To elect the following nominees as Class II directors to serve until the 2003 Annual Meeting of Stockholders and until their successors are elected and qualified:
                     Robert A. Placek        Keith N. Smith

    [_] FOR the nominees listed above                 [_] WITHHOLD AUTHORITY to
        (except as indicated to the contrary below)       vote for the nominees

    (To withhold authority to vote for any individual nominee(s), write that nominee's name(s) on the line below:)

  -----------------------------------------------------------------------------
(2) To ratify the appointment of BDO Seidman, LLP as auditors for the Company and its subsidiaries for the fiscal year 2000; and

                  [_] FOR       [_] AGAINST       [_] ABSTAIN

(3) To transact and to vote in favor of or against such other business as may properly come before the meeting or any adjournment thereof.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
     PROPERLY EXECUTED PROXIES WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF NO SUCH DIRECTIONS ARE GIVEN, SUCH PROXIES WILL BE VOTED FOR THE NOMINEES REFERRED TO IN PARAGRAPH (1) AND FOR THE PROPOSITIONS REFERRED TO IN PARAGRAPHS (2) AND (3).

                                           The undersigned revokes all prior
                                           proxies to vote the shares covered
                                           by this proxy.

                                           ------------------------------------
                                              Signature

                                           ------------------------------------
                                              Signature

                                           Date: ______________________________

                                           (When signing as attorney,
                                           executor, administrator, trustee or
                                           guardian, please give title as
                                           such. If stockholder is a
                                           corporation, corporate name should
                                           be signed by an authorized officer
                                           and the corporate seal affixed. For
                                           joint accounts, each joint owner
                                           should sign.)

                                           PLEASE SIGN, DATE AND MAIL THIS
                                           PROXY PROMPTLY IN THE ENCLOSED
                                           REPLY ENVELOPE WHICH REQUIRES NO
                                           POSTAGE IF MAILED IN THE UNITED
                                           STATES.
--------------------------------------------------------------------------------